                                                                   Exhibit 10.61

PLEDGE AGREEMENT                                            SILICON VALLEY BANK
-------------------------------------------------------------------------------

                                                            May 14, 2002

         To secure the prompt, punctual, and faithful performance of all and each of the Obligations (as that term is defined herein) of the undersigned, Interliant, Inc., a Delaware corporation, formerly known as Sage Newtworks, Inc., with offices at 2 Manhattanville Road, Purchase, New York 10577 (hereinafter, the "Borrower") to Silicon Valley Bank, a California-chartered bank, with its principal office located at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462(hereinafter, the "Lender"), the Borrower hereby grants to the Lender a security interest in and to, and assigns, pledges, and delivers to the Lender the following property, and all products, proceeds, substitutions, additions, interest, dividends, and other distributions (including, without limitation, stock splits) in respect thereto, and all books, records, and papers relating to the foregoing (all of which is referred to hereinafter as the "Collateral"):

         (i) Certificate No. 1 representing 100% of the issued and outstanding common stock of Interliant International, Inc.

         (ii) Certificate No. 1, representing 100% of the issued and outstanding common stock of Interliant Acquisition Corp. (fka Sage Networks Acquisition Corp.)

         (iii) Certificate No. 1, representing 100% of the issued and outstanding common stock of Interliant Consulting and Professional Services, Inc. (fka Net Daemons Associates, Inc.)

         (iv) Certificate No. 1, representing 100% of the issued and outstanding common stock of Interliant Association Solutions, Inc. (fka Knowledge Systems, Inc.)

         (v) Certificate No. 1, representing 100% of the issued and outstanding common stock of Interliant Texas, Inc.

         (vi) Certificate No. 1, representing 100% of the issued and outstanding common stock of The Jacobson Consulting Group, Inc. (fka Jacobson Acquisition Corp.)

         (vii) Certificate No. 1, representing 100% of the issued and outstanding common stock of TP Successor Corp. (fka Telephonetics, Inc.)

         1. The Borrower represents that the Collateral is held and owned by the Borrower free and clear of all liens, encumbrances, attachments, security interests, pledges, and charges, and if the Collateral is securities, is fully paid for and nonassessable.

         2.    The Borrower shall:

               (a) execute all such instruments, documents, and papers, and will do all such acts as the Lender may request from time to time to carry into effect the provisions and intent of this Agreement, including, without limitation, the execution of stop transfer orders, stock powers, notifications to obligors on the Collateral, the providing of notifications in connection with book entry securities or general intangibles, and the providing of instructions to the issuers of uncertificated securities, and will do all such other acts as the Lender may reasonably request with respect to the perfection and protection of the security interest granted herein and the assignment effected hereby;

               (b) keep the Collateral free and clear of all liens, encumbrances, attachments, security interests, pledges, and charges other than those created by this Agreement;

               (c) deliver to the Lender, if and when received by the Borrower, any item representing or constituting any of the Collateral, including, without limitation, all cash dividends (except that the Borrower may collect such cash dividends prior to the occurrence of an Event of Default) and all stock certificates whether now existing or hereafter received as a result of any stock dividends, stock splits or other transaction;

               (d) upon the request of the Lender after the occurrence of an Event of Default which is not cured, cause the issuer of any uncertificated securities comprising any of the Collateral to issue certificates with respect thereto;

               (e) upon the request of the Lender after the occurrence of an Event of Default which is not cured, cause certificated securities comprising any of the Collateral to be issued in the name of the Lender, as pledgee;

               (f) not cause or permit any of the Collateral presently evidenced by written certificates to be converted to uncertificated securities;

               (g) not exercise any right with respect to the Collateral which would dilute or adversely affect the Lender's rights in the Collateral;

               (h) not file any affidavit for replacement of lost stock certificates or bonds; and

               (i) not vote the Collateral in favor of or consent to any resolution which might

               (i) impose any restrictions upon the sale, transfer, or disposition of the Collateral; or

               (ii) result in the issuance of any additional shares of stock of any class; or

               (iii) vest additional powers, privileges, preferences, or priorities to any other class of stock.

         3. Upon the occurrence of any one or more Events of Default, (as defined in a certain Loan and Security Agreement of even date (as may be amended, the "Loan Agreement"), which Events of Default are not cured in accordance with the terms of the Loan Agreement or otherwise to the satisfaction of the Lender, any and all Obligations of the Borrower to the Lender shall become immediately due and payable at the option of the Lender and without notice or demand, in addition to which the Lender may exercise the Lender's rights and remedies upon default, as provided in the Loan Agreement.

         4. The Borrower hereby designates the Lender as and for the attorney-in-fact of the Borrower to, upon or after the occurrence of an Event of Default: endorse in favor of the Lender any of the Collateral; cause the transfer of any of the Collateral in such name as the Lender may, from time to time, determine; cause the issuance of certificates for book entry and/or uncertificated securities; and make demand and initiate actions to enforce the Lender's rights with regard to any of the Collateral. The Lender may take such action with respect to the Collateral as the Lender may reasonably determine to be necessary to protect and preserve its interest in the Collateral. The Lender shall also have and may exercise at any time all rights, remedies, powers, privileges, and discretions of the Borrower with respect to and under the Collateral, provided, however, the Lender shall have no right to exercise any voting rights available to holders of the Collateral at any time the Collateral is held by the Lender solely as pledgee hereunder, and whether or not an Event of Default has occurred, all of which rights shall remain with the Borrower except as provided in the following sentence. All of the rights, remedies, powers, privileges and discretions included in this Paragraph 5, may only be exercised by the Lender upon or after the occurrence of an Event of Default. The within designation, being coupled with an interest, is irrevocable until the within instrument is terminated by a written instrument executed by a duly authorized officer of the Lender. The power of attorney shall not be affected by subsequent disability or incapacity of the Borrower. The Lender shall not be liable for any act or omission to act pursuant to this Paragraph except for any act or omission to act which is in actual bad faith, intentional wrong-doing, or gross negligence.

         5.    As used herein, the following terms have the following meanings:

               (a) "Obligation" and "Obligations" are defined as provided in the Loan Agreement.

               (b) "Events of Default" are defined as provided in the Loan Agreement.

         6.    Except to the extent provided in the Loan Agreement, the Borrower
(a) waives presentment, demand, notice, and protest with respect to the Obligations and the Collateral; and (b) waives any delay on the part of the Lender without notice to or consent from the Borrower; and (c) assents to any indulgence or waiver which the Lender may grant or give any other person liable or obliged to the Lender for or on the Obligations without notice to or consent from the Borrower; and (d) authorizes the Lender to alter, amend, cancel, waive, or modify any term or condition of the obligations of any other person liable or obligated to the Lender for or on the Obligations, without notice to or consent from the Borrower; and (e) agrees that no release of any property securing the Obligations, without notice to or consent from the Borrower, shall affect the rights of the Lender with respect to the Collateral hereunder; and, if entitled thereto, (f) waives the right to notice and/or hearing prior to the Lender's exercising of the Lender's rights and remedies hereunder upon the occurrence and during the continuance of an Event of Default.

         7. The Lender shall have no duty as to the collection or protection of the Collateral or any income or distribution thereon, beyond the safe custody of such of the Collateral as may come into the possession of the Lender and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto. The Lender's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Obligations.

         8. This Agreement shall be binding upon the Borrower and upon the Borrower's administrators, successors, and assigns, and shall inure to the benefit of the Lender and the Lender's successors and assigns.

         9. This Agreement and all other instruments executed in connection with the Obligations incorporate all discussions and negotiations between the Borrower and the Lender concerning the matters included herein and in such other instruments. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of the within Agreement or of any provision of any other agreement between the Borrower and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment of waiver, and if such party be the Lender, then by a duly authorized officer thereof.

         10. It is intended that this Agreement take effect as a sealed instrument.


                                             ("Borrower")

Signed in my Presence                  Interliant, Inc.


         /s/ Elise A. Wolf             By:    /s/ Francis J. Alfano
---------------------------------          -------------------------------
                                       Name:  Francis J. Alfano
                                              ----------------------------

                                       Title: Chief Financial Officer
                                              ----------------------------